Exhibit 10.24C

OMB Approval 2700-0042
			1. CONTRACT ID CODE	PAGE OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1	5
2. AMENDMENT/MODIFICATION NO. TWO(2)	3. EFFECTIVE DATE See Block 16C.	4. REQUISITION/PURCHASE REQ. NO. 1791807		5. PROJECT NO. (if applicable) N/A
6. ISSUED BY CODE		7. ADMINISTERED BY (if other than Item 6) CODE		N/A
National Institutes of Health National Institute of Allergy and Infectious Diseases DEA, Office of Acquisitions Room 3214, MSC 7612 6700-B Rockledge Drive Bethesda, MD 20892-7612		MID RCB-A
8. NAME AND ADDRESS OF CONTRACTOR (No. Street, Country, State, and ZIP: Code)			☐	9A. AMENDMENT OF SOLICITATION NO.
XOMA (US) LLC 2910 Seventh Street Berkeley, CA 94710			9B. DATED (SEE ITEM 11)
VIN: 1108484			10A. MODIFICATION OF CONTRACT/ORDER NO. HHSN272200800028C
			☒	10B DATED (SEE ITEM 13)
CODE	FACILITY CODE		September 15,2008
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers  ☐  is extended,  ☐  is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning one (1) copy of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATA SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.

12.			ACCOUNTING AND APPROPRIATION DATA (if required SOCC 25.55 CAN 8-8470038 Obligates: $6,092,445 CAN 10-8470038 Obligates: $11.731.128
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
☐			A. THIS CHANGE ORDER IN ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☒			C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUIT TO AUTHORITY OF: FAR 1.602-1; FAR 17.202; FAR 43.102
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 2 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organizedby UCF section headings, including solicitation/contract subject matter where feasible.)

Purpose: To modify the contract to correctly identify separate, non-severable tasks as Options within the existing Statement of Work; exercise an Option; and revise other applicable terms and conditions as appropriate.

	Total Funds Currently Obligated			Total Estimated Amount of Contract
	Cost	Fee	Total	Cost	Fee	Total
Prior to this Mod	$18,721,255	$1,194,974	$19,916,229	$61,165,364	$3,669,923	$64,835,287
This Mod #	$16,882,332	$941,241	$17,823,573	$0	$0	$0
Revised Total	$35,603,587	$2,136,215	$37,739,802	$61,165,364	$3,669,923	$64,835,287

COMPLETION DATE; September 14, 2014

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) Robert S. Tenerowicz, VP, Operations		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Yvette R. Brown, Contracting Officer, OA, DEA, NiAlD, NIH
15B. CONTRACTOR/OFFEROR /s/ Robert S. Tenerowicz	15C. DATE SIGNED 20SEP10	16B. UNITED STATES OF AMERICA BY /s/ Yvette R. Brown	16C. DATE SIGNED 9/20/10
(Signature of person authorized to sign)		(Signature of Contracting Officer)

Contract Number: HHSN272200800028C Modification No. 2	SPECIAL PROVISIONS	Page 2 of 5

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS is hereby updated as follows:
ARTICLE B.2. ESTIMATED COST PLUS FIXED FEE, is hereby deleted in its entirety and replaced as follows:
ARTICLE B.2. ESTIMATED COST - OPTION

a.	The estimated cost of this contract is $35,603,587.

b.
The fixed fee for this contract is $2,136,215. The fixed fee shaii be paid in instailments based on the percentage of completion of work, as determined by the Contracting Officer. Payment shall be subject to the withholding provisions of the clauses ALLOWABLE COST AND PAYMENT and FIXED FEE referenced in the General Clause Listing in Part II, ARTICLE 1.1. of this contract. Payment of fixed fee shall not be made in less than monthly increments.

c.	The total estimated amount of the contract, represented by the sum of the estimated cost plus fixed fee is $37,739,802.

d.
If the Government exercises its option pursuant to the OPTION PROVISION Article in SECTION H of this contract, the Government's total estimated contract amount represented by the sum of the estimated cost plus the fixed fee wi!i be increased as follows:

Base/Option(s)	Estimated Cost	Fixed Fee	Estimated Cost Plus Fixed Fee
Base Period	$24,536,485	$1,472,189	$26,008,674
Option 1 - cGMP manufacturing of BoNT/B	$11,067,102	$ . 664,026	$11,731,128
Option 2 - cGMP. manufacturing of BoNT/E	$11,398,434	$683,908	$12,082,342
Option 3 - BoNT/B and BoNT/E formulation	$9,390,725	$563;443	$9,954,168
Option 4 - Non-Clinical and.IND	$4,772,618	$286^357	$5,058,975
Totai Base and Options	$61,165,364	$3,669,923	$64,835,287

SECTION F - DELIVERIES OR PERFORMANCE is hereby updated as follows:

ARTICLE F.1. DELIVERIES, paragraph a. is hereby deleted in its entirety and replaced as follows:

a.
The items specified below as described in the REPORTING REQUIREMENTS Article in SECTION C of this contract will be required to be delivered F.o.b. Destination as set forth in FAR 52.247-35, F.o.b. DESTINATION, WITHIN CONSIGNEES PREMISES (APRIL 1984), and in accordance with and by the date(s) specified below and any specifications stated in SECTION D, PACKAGING, MARKING AND SHIPPING, of this contract

Contract Number: HHSN272200800023C Modification No. 2	SPECIAL PROVISIONS	Page 3 of 5

Item	Description	Quantity	Delivery Schedule
(1)	Monthly Progress Report	1 hard copy to PO, 1 original to CO, 1 electronic copy to PO/CO	Each report is due on/before the 15th of each month following each reporting period.
(2)	Annual Progress Report	1 hard copy to PO, 1 original to CO, 1 electronic copy to PO/CO	Each report is due on/before the 30th of the month following each anniversary date. Monthly Progress Reports will not be submitted the month the Annual Progress Report is due.
(3)	Milestone Final Reports	1 hard copy to PO 1, electronic copy to PO/CO
Draft Report is due.120 calendar days post the completion date of the milestone. Report will include sufficient data to demonstrate satisfactory Milestone completion and meet the Deliverables as defined in Attachment 1.

(4)	Final Invention Statement	1 copy to CO	On or before completion date of the contract.
(5)	All Reports and documentation including the invention disclosure report, the confirmatory license, and the government certification	1 copy to OPERA	As required by FAR Clause 52.227-11.
(6)	Draft and Final Report and Summary of Salient Results	1 hard copy to PO 1, original copy to CO, 1 electronic copy to PO/CO
Draft Final Report is due 120 calendar days prior to the completion date of the contract. Final Report and Summary of Salient Results for the entire contract period to include key achievements (organized by Milestone).

(7)	XOMA Technical Development Reports and Technical Transfer Reports	1 hard copy to PO 1, electronic copy to PO/CO	Each report will be provided as available.
(8)	GO/NO GO Decision Gate Reports	1 hard copy to PO 1, original copy to CO, 1 electronic copy to PO/CO	Each report will be provided as available.

ARTICLE F.3. PERIOD OF PERFORMANCE, is hereby incorporated as follows:

The period of performance of this contract shall be from September 15, 2008 through September 14, 2014.

SECTION G - CONTRACT ADMINISTRATION DATA is hereby updated as follows:

ARTICLE G.3. INVOICE SUBMISSION/CONTRACT FINANCING REQUEST AND CONTRACT FINANCIAL REPORT, is modified to add the following paragraph:

d.
The Contractor's invoices shall include a summary page of the expenditures for the current billing period, showing a breakdown by each expenditure category. In addition, the Contractor shall provide a separate attachment for each individual funding period (base and any option periods) utilizing the same cost breakdown by cost category. Monthly invoices shall include the cumulative total expenses to date, adjusted (as applicable) to show any amounts suspended by the Government.

Contract Number: HHSN272200800028C Modification No. 2	SPECIAL PROVISIONS	Page 4 of 5

SECTION H - SPECIAL CONTRACT REQUIREMENTS is hereby updated to incorporate the following Article as follows:

ARTICLE H.5. NEEDLE EXCHANGE is deleted in its entirety and replaced with the following:

ARTICLE H.5. NEEDLE DISTRIBUTION

The Contractor shall not use contract funds to distribute any needle or syringe for the purpose of preventing the spread of blood borne pathogens in any location that has been determined by authorities to be inappropriate for such distribution.

ARTICLE H.15. OBTAINING AND DISSEMINATING BIOMEDICAL RESEARCH RESOURCES has been revised to correct the name of the policy and link, as follows. The remainder of this Article is unchanged.

Name of Policy is changed to: "Principles and Guidelines for Recipients of NIH Research Grants and Contracts on Obtaining and Disseminating Biomedical Research Resources: Final Notice," (Federal Register Notice, December 23, 1999 [64 FR 72090]),

This may be found at: http://ott. od. n ih. gov/pdfs/64FR72090. pdf

ARTICLE H.21. OPTION PROVISION

Unless the Government exercises its option pursuant to the Option Clause set forth in ARTICLE 1.3., the contract will consist only of the Base Period of the Statement of Work as defined in Sections C and F of the contract. Pursuant to FAR Clause 52.217-7, Option for Increased Quantity—Separately Priced Line Item set forth in ARTICLE 1.3. of this contract, the Government may, by unilateral.contract modification, require the Contractor to perform additional options set forth in the Statement of Work and Contract Restructuring Plan (Attachment 10) of the contract, if the Government exercises this option, notice must be given within 60 days prior to the start date of the option and the estimated cost of the contract will be increased as set forth in the ESTIMATED COST Article in SECTION B of this contract.

SECTION 1 - CONTRACT CLAUSES is hereby updated as follows:

ARTICLE L2. AUTHORIZED SUBSTITUTION OF CLAUSES, is hereby modified to delete the following clause:

a.
FAR Clause 52.232-20, Limitation of Cost (April 1984), is deleted in its entirety and FAR Clause 52.232-22, Limitation of Funds (April 1984) is substituted therefor. [NOTE: When this contract is fully funded, FAR Clause 52,232-22, Limitation of Funds will no longer apply and FAR Clause 52.232-20, Limitation of Cost will become applicable.]

ARTICLE 1.3. ADDITIONAL CONTRACT CLAUSES, paragraph a. is hereby modified to add the following clauses:

11.	FAR Clause 52.217-7, Option for increased Quantity - Separately Priced Line Item (March 1989)

"....The Contracting Officer may exercise the option by written notice to the Contractor within 60 days prior to the start date of the option."

Contract Number: HHSN27220080002SC Modification No. 2	SPECIAL PROVISIONS	Page 5 of 5

SECTION J, LIST OF ATTACHMENTS, is revised to incorporate the attached Contract Restructuring Plan:

10.	Contract Restructuring Plan, August 30, 2010, 5 pages

END OF MODIFICATION No. 2

ATTACHMENT 10

Contract Restructuring Plan

Title: Production of Monoclonal Antibody Based Therapeutics for Botulism Contract Period: 9/15/2008 - 9/14/2014

Contract Base Period: Development and production of BoNT/B and BoNT/E stable cell lines through 130L engineering lot production, all assay development and support and production of 130L BoNT/AGMP

Duration: 48 months (includes start date and anticipated completion date): 9/15/2008 - 8/31/2012

•	Activity/Milestone 1; Select lead MAbs

o
Quantitative Parameter (Deliverable): Final candidate selection reports for the three BoNT/B and three BoNT/E MAbs showing the DNA sequences and containing the results of manufacturability, stability, potency/and TCR testing.

•	Activity/Milestone 2: Construct expression vectors, evaluate expression at 1L/7L fermenter scale

o	Quantitative Parameter (Deliverable): Reports containing the results of fermentation optimization and expression stability for >8 weeks.

•	Activity/Milestone 3: Production of Master Cell Bank (MCB) and Manufacturer's Working Cell Bank (MWCB) for BoNT/B and BoNT/E MAbs

o	Quantitative Parameter (Deliverable): Production of a minimum of 200 vials of cGMP MCB and 200 vials of cGMP WCB for each lead MAb, and a certificate of analysis for each.

•	Activity/Milestone 4: Manufacture at 7L pilot scale each BoNT/B and BoNT/E MAb.

o
Quantitative Parameter (Deliverable): Manufacturing process at pilot scale (e.g., 7 liter) to optimize yield and purity of each lead MAb and a plan for storage of BDS for each MAb, Perform viral clearance validations for >1 virus type for the final production process. For each MAb, a report will be writtecn describing these results along with the results from 130L engineering lot manufacturing (see Activity/Milestone 5 below).

•	Activity/Milestone 5: Successfully scale process to 130L for engineering lots each of BoNT/B and BoNT/E MAbs, store non-GMP BDS.

o	Quantitative Parameters (Deliverables): For each MAb:
■	Production of non-GMP bulk.drug substance (BDS) material prepared using planned cGMP manufacturing process at 130L scale.
■
A process development report describing the results from the 130L engineering lot manufacturing along with the analytical methods required to test and characterize this material using fully developed draft Test Methods intended for GMP lot release testing.

•	Activity/Milestone 13: Develop analytical testing for identity, stability, and potency.

o
Quantitative Parameter (Deliverable): For each MAb, qualified and validated (as required) analytical methods will be developed to measure concentration, identity, integrity, specificity, purity, potency, sterility, stability and contaminant identity and levels in order to fully characterize BDS and FDP, support lot release, formulation and stability studies. A Formulation Report will be written documenting stability of the monovalent BoNT/B and BoNT/E mixtures. Animal model testing demonstrating in-vivo potency may be carried out on co-formuiated monovalent antibodies.

ATTACHMENT 10

•	Activity/Milestone 14: PK/lmmunogenicity assay development (2/3 of this milestone will be completed under this Base period - work for the BoNT/B antibodies will be completed)

o	Quantitative Parameter (Deliverable): For each B MAb,
■	Qualified and validated (as required) analytical methods will be developed to support nonclinical and clinical pharmacokinetic studies.

■	Final assay qualification and/or validation reports will be provided.

■	Critical reagents will be generated and purified in sufficient quantities to support the program timeline.

•	Activity/Milestone 19: 130L GMP manufacture of BoNT/A MAbs

o
Quantitative Parameter (Deliverable): >50g of each BoNT/A MAb produced under cGMP conditions. Stability reports for BDS will be provided. Additional data on potential lyophilized formulations may be developed.

GO/NO GO Decision Gate requirements for Option 1:

•
Selection of top BoNT/B antibodies required for B monovalent product and compatible with other BoNT/B antibodies, required to initiate Option 1. Report will contain data demonstrating acceptable TCR, potency, stability and affinity for each antibody.

•
Selection of top BoNT/E antibodies required for E monovalent product and compatible with other BoNT/E antibodies, required to initiate Option 1. Report wilt contain data demonstrating , acceptable TCR, potency, stability and affinity for each antibody.

•
Production of two engineering lots for BoNT/B MAbs at 130L scale (final yield of >30g) is required to initiate Option 1. Report will contain data demonstrating acceptable cell growth and production as well as acceptable yield information on downstream purification steps and appropriate BDS product characterization of concentration (A280), SEC-HPLC, lEX-HPLC and glycan distribution (demonstrating consistency in scale up and characteristics appropriate for lgG1 MAbs).

•
Production of at least one engineering lot for BoNT/E MAbs.at 130L scale (final yield of >30g) is required to initiate.Option 2. Report will contain data demonstrating acceptable cell growth and production as well as acceptable yield information on downstream purification steps and appropriate BDS product characterization consisting minimally of concentration (A280), SEC-HPLC, iEX-HPLC and glycan distribution (demonstrating consistency in scale up and characteristics appropriate for lgG1 MAbs),

ATTACHMENT 10

Option 1: cGMP manufacturing of BoNT/B GMP BPS at 500L scale and stability of BDS
Duration: 46 months (include start date and anticipated completion date): 10/15/2010 _ 9/14/2014

•	Activity /Milestone 7a: Prepare, aliquot, and store cGMP BDS produced at full-scale 500L for BoNT/B MAbs. Initiate 3-year stability testing program of BDS from individual BoNT/B MAbs.

•	3 year stability of BoNT/B MAbs

o
Quantitative Parameter (Deliverable): Sterile and mycoplasma-free cGMP BDS produced at full scale for each BoNT/B MAb, completed Batch Records, and a certificate of analysis for each product. cGMP BDS for each MAb aliquoted will be stored at <-60°C.

GO/NO GO Decision Gate requirement for Option 2:

•
Manufacture of cGMP BDS at 500L scale for two BoNT/B MAbs. Report will contain data demonstrating acceptable cell growth and production as well as acceptable yield information on downstream purification steps and appropriate BDS product characterization consisting of concentration (A280), SEC-HPLC, IEX-HPLC, Bioburden, LAL and glycan distribution (demonstrating consistency in scale up and characteristics appropriate for lgG1 MAbs).

GO/NO GO Decision Gate requirement for Option 3:

•
Manufacture of cGMP BDS at 500L scale for three BoNT/B MAbs. Report will contain data demonstrating acceptable cell growth and production as well as acceptable yield information on downstream purification stepsand appropriate BDS product characterization consisting of concentration (A280), SEC-HPLC, IEX-HPLC, Bioburden, LAL and glycan distribution (demonstrating consistency in scale up and characteristics appropriate for lgG1 MAbs).

Option 2: cGMP manufacturing of BoNT/E BPS at 500L scale and stability of BPS
Duration: 42 months (include start date and anticipated completion date): 2/15/2011 - 9/14/2014

•	Activity /Milestone 7b: Prepare, aliquot, and store cGMP BDS produced at full-scale 500L for BoNT/E MAbs. initiate 3-year stability testing program of BDS from individual BoNT/E MAbs.

•	3 year stability of BoNT/E MAbs

o
Quantitative Parameter (Deliverable): Sterile and mycoplasma-free cGMP BDS produced at full scale for each BoNT/E MAb, completed Batch Records, and a certificate of analysis for each product. cGMP BDS for each MAb aliquoted will be stored at <-60°C.

Additional GO/NO GO Decision Gate for Option 3 requirement:
[to be submitted after the GO/NO GO for BoNT/B MAbs and after initiating of Option 3]

•
Manufacture of cGMP BDS at 500L scale for ali three BoNT/E MAbs. Report will contain data demonstrating acceptable cell growth and production as well as acceptable yield information on downstream purification steps and appropriate.BDS product characterization consisting of concentration (A280), SEC-HPLC, IEX-HPLC, Bioburden, LAL and glycan distribution (demonstrating consistency in scale up and characteristics appropriate for lgG1 MAbs).

ATTACHMENT 10

Option 3: BoNT/B and BoNT/E formulation, monovalent DP fill, and stability
Duration: 39 months (include start date and anticipated completion date): 6/15/2011 -09/14/14

•	Activity /Milestone 8: Complete final formulation studies for monovalent and trivalent BoNT/B and BoNT/E final drug product (FDP).

o	Quantitative Parameter (Deliverable): Report describing results of formulation studies for monovalent and trivalent BoNT/B and BoNT/E FDP.

•	Activity/ Milestone 9: Final fill and finishing of monovalent BoNT/B and BoNT/E FDP

o	Quantitative Parameter (Deliverable): Completed Batch Records, and a certificate of analysis for each FDP product.

•	Activity /Milestone 10: Final formulation and characterization methods acceptable for fill and finishing of divalent BoNT/A/B or trivalent BoNT/A/B/E FDP.

o	Quantitative Parameter (Deliverable): Draft Batch Records, and a development formulation report.

o	Potential additional Quantitative Parameter (Deliverable to be agreed upon by PO and XOMA): Final Batch records and CoA for divalent or trivalent FDP.

•	Activity/ Milestone 15: FDP fill and ship BDS and/or FDP according to cGMP guidelines.

o	Quantitative Parameter (Deliverable): Completed Batch Records, and a certificate of analysis.

•	Activity/ Milestone 16: Develop and execute an extended stability program for BDS and FDP.

o	Quantitative Parameter (Deliverable): Stability reports for BDS and FDP,

GO/NO GO Decision Gate requirement for Option 4:
•	Sufficient quantities of stable BoNT/B or E monovalent DP to support non-clinical studies.

ATTACHMENT 10

Option 4: Non-Clinical and IND
Duration: 33 months (include start date and anticipated completion date): 12/1/11 - 09/14/14

•	Activity /Milestone 17: Complete GLP studies.

o	Quantitative Parameter (Deliverable): Final audited study reports.

•	Activity/ Milestone 18: Prepare materials for IND.

o	Quantitative Parameter (Deliverable): Final sections for the IND.

•	Activity/Milestone 14: PK/immunogenicity assay development (1/3 of this milestone will be completed under this Base period - work for the BoNT/E antibodies will be completed under this milestone)

o	Quantitative Parameter (Deliverable): For each E MAb,
■	Qualified and validated (as required) analytical methods will be developed to support nonclinical and clinical pharmacokinetic studies.
■	Final assay qualification and/or validation reports will be provided.
■	Critical reagents will be generated and purified in sufficient quantities to support the program timeline.